EXHIBIT  10.1  -  MATERIAL  CONTRACT  -  LOAN  FACILITY  AGREEMENT
------------------------------------------------------------------

             THIS  AGREEMENT  made  this  20th  day  of  December  2002.

BETWEEN:
             BAROLA  OIL  &  GAS  CO.  INC.
             a corporation incorporated under the laws of the State of Nevada

                         HEREINAFTER CALLED THE "DEBTOR"

                                                              OF THE FIRST PART;

                                     - and -

             HENRY  STAREK
             An  individual  residing  in  Vancouver  British
             Columbia,  Canada

                         HEREINAFTER CALLED THE "LENDER"

                                                             OF THE SECOND PART.

     WHEREAS the Lender and Debtor have agreed to a credit facility that allows the Debtor to drawn upon the facility to a maximum amount of USD $100,000.

     AND WHEREAS the loan shall be payable upon demand, be unsecured and shall bear interest at the rate of 8% per annum on all sums drawn down upon;

     NOW THIS AGREEMENT WITNESSETH that in consideration of the credit facility being granted and the promise of the Debtor to repay the loan in the amount of monies advanced pursuant to the facility, the parties hereby covenant and agree as follows:

1.0     AMOUNT  AND  ADVANCEMENT

1.1 The Lender shall make available to the Debtor a line of credit in the amount of USD $100,000 for use in its business;

1.2 The Debtor may drawn upon this line of credit from time to time as it sees fit and after giving notice for the advancement of funds;

1.3 The Debtor shall give the Lender seven (7) days notice of its request for the advancement of the funds;

1.4 The Lender shall advance the requested funds to the Debtor upon receipt of the notice requesting the advancement of funds within seven (7) days.

2.0     NATURE  OF  THE  CREDIT  FACILITY

2.1 This credit facility shall be in the nature of a demand loan, payable by the Debtor to the Lender thirty (30) days after the Lender demands payment of the amounts advanced pursuant to this agreement;

2.2  The  said  demand  shall  be  in writing and addressed to the Debtor at its
address     indicated  in  this  agreement;

2.3 This credit facility shall have no security issued or taken against the amounts advanced;

2.4 This credit facility shall bear interest at the rate of 8% per annum on the principal amount drawn down and remaining unpaid, after as well as before demand or maturity or default, calculated on an annual basis (on the basis of a year of 365 days for the actual number of days elapsed);

3.0     NOTICE

3.1     All  correspondence  and  notices  to  the Debtor shall be delivered to:

        852  West  Hastings  Street
        Vancouver,  British  Columbia
        Canada,  V6C  1C8

3.2     All  correspondence  and  notices  to  the Lender shall be delivered to:

        4300  West  9th  Avenue
        Vancouver,  British  Columbia
        Canada,  V6R  2C7

4.0     JURISDICTION

4.1 This agreement shall be governed by the laws of British Columbia, Canada and each party shall attorn to that countries jurisdiction and courts to resolve all disputes;

4.2 All actions and proceedings and their defence shall be commenced in British Columbia, Canada.

5.0     TIME

5.1     Time  shall  be  of  the  essence.

6.0     CORPORATE  ACTION

     6.1 The parties hereto agree and acknowledge that they have taken all corporate action necessary to have this agreement properly executed by the corporation and represent that it is binding on the corporation.

     IN WITNESS WHEREOF the parties have hereunto set their hands and seals by the positive act of their officers.



                              BAROLA  OIL  &  GAS  CO.  INC.




                              PER:    HENRY  STAREK
Witness




                              HENRY  STAREK




                              HENRY  STAREK
Witness